UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2026

Martin Marietta Materials, Inc.

(Exact name of Registrant as Specified in Its Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	1-12744 (Commission File Number)	56-1848578 (I.R.S. Employer Identification No.)

4123 Parklake Avenue Raleigh, North Carolina (Address of Principal Executive Offices)		27612 (Zip Code)

Registrant’s Telephone Number, Including Area Code: 919-781-4550

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	MLM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously announced, on June 27, 2026, Martin Marietta Materials, Inc., a North Carolina corporation (“Martin Marietta” or the “Company”), and LNA Holding SRL, a société à responsabilité limitée organized under the laws of Belgium, entered into a Securities Sale Agreement, pursuant to which Martin Marietta will acquire all of the outstanding equity interests in Lhoist North America, Inc., which owns and operates the business of producing, distributing, marketing and selling lime, dolomitic lime, limestone- and dolomitic stone-based industrial minerals and products, and aggregates in North America, for $13.5 billion in cash and shares of Martin Marietta common stock (the “Transaction”).

On August 5, 2026, Martin Marietta issued a press release announcing that it has received all necessary regulatory approvals with respect to the Transaction. Martin Marietta expects the Transaction to close in the third quarter of 2026, subject to customary closing conditions.

A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished to the U.S. Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements under the federal securities laws, including the Private Securities Litigation Reform Act of 1995. These statements include: the expected timing for completing the transaction. These statements involve risks and uncertainties and are based on assumptions that the Company believes are reasonable, but which may differ materially from actual results, including, among others, risks and uncertainties relating to the timing of consummation of the transaction; the risk that the conditions to closing of the transaction may not be satisfied, or that the closing of the transaction does not occur. These statements reflect the Company’s current expectations or forecasts of future events. You can identify these statements because they do not relate only to historical or current facts and may use words such as “guidance”, “anticipate”, “may”, “expect”, “should”, “believe”, “will”, and other words of similar meaning in connection with future events or future performance. Any or all of the Company’s forward-looking statements herein and in other publications may prove to be incorrect.

A further list and description of risks, uncertainties and other matters can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in the Company’s subsequent reports on Form 10-Q, including the sections thereof captioned “Other Matters” and “Item 1A. Risk Factors”, and in the Company’s subsequent reports on Form 8-K. Except as required by law, the Company does not undertake any obligation to publicly update any forward-looking statements whether as a result of new information, future events, changed circumstances or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated August 5, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.

Date: August 5, 2026	By:	/s/ George Schoen
		Name:	George Schoen
		Title:	Executive Vice President,
General Counsel and Corporate Secretary